CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
March 21, 2019
Telenav, Inc.
4655 Great America Parkway, Suite 300
Santa Clara, California 95054

Attn: Fuad Ahmad, Interim Chief Financial Officer
Re: [*****] Access Agreement No. 2
Dear Mr. Ahmad,
The purpose of this letter (the “[*****] Access Agreement No. 2”) is to update our prior [*****] Access Agreement (dated August 7, 2017) concerning Telenav Inc.’s (“Telenav”) rights to compile, store and enable access solely to HERE [*****] Data by certain [*****] applications developed by or for [*****] (“[*****]”) as specified herein. This [*****] Access Agreement No. 2 supersedes and replaces the August 7, 2017 [*****] Access Agreement as of the date of the last signature below (“Effective Date”).

This [*****] Access Agreement No. 2 references but does not limit Telenav’s license rights to HERE Data for use with certain [*****], as further specified in the Territory License No. 11, effective April 3, 2015 (“TL 11”), and Territory License No. 14, effective December 21, 2018 (“TL 14”), as amended, including any future amendments to the Territories or scope of data licensed thereunder, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC). (“HERE”). Capitalized terms not otherwise defined herein shall have the meanings as assigned to them in the Agreement, TL11 and/or TL14, as applicable.

Each party’s obligations, rights and restrictions under this [*****] Access Agreement No. 2 are subject to the terms of the Agreement, TL11 and TL14, except, however, Sections III, IV, VI, and Exhibit B of TL11 and TL14 shall not apply and Section V of TL11 and TL14 shall apply only to the extent provided herein. However, in the event of any conflict between the terms of the Agreement, TL11 and/or TL14 and the terms of this [*****] Access Agreement No. 2, the relevant terms of this [*****] Access Agreement No. 2 shall prevail.
Specifically, HERE and Telenav hereby agree as follows:

1.	Term. This [*****] Access Agreement No. 2 is effective as of the Effective Date and shall continue until December 31, 2023.

2.
License Grant and Permitted Use. Subject to Telenav’s compliance with the terms and conditions herein and the applicable terms and conditions of the Agreement, TL11 and TL14, during the term of this[*****]Access Agreement No. 2, HERE hereby grants to Telenav the limited, restricted, non-exclusive, non-transferable, non-sublicensable right and license to compile, copy, distribute, host and store solely the [*****] and [*****], which shall include the [*****] of the HERE Data made available by HERE to Telenav under TL11 and/or TL 14 for those Territories as authorized in TL11 and/or TL14 as amended, including any future amendments to the Territories and/or scope of licensed data (“HERE[*****]Data”) on servers owned or controlled by Telenav (“Telenav Server”) solely for the purpose of providing access to compiled HERE [*****] Data via the Telenav Server solely by the “[*****]” [*****] application as further defined in the [*****] Agreement (“[*****] Application”) to [*****] Application end users for personal use. For clarity and except as otherwise

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
[*****] Access Agreement No. 2

permitted under other agreements between HERE and Telenav, in the event that additional HERE Data is made available on the Telenav Server for any reason, Telenav may not grant access to any HERE Data other than HERE [*****] Data solely for use in the [*****] Application.

3.
License Fee Reports & Due Dates. In connection with the reporting requirements otherwise set forth in Section V.B. of TL11 and TL14, in each calendar month during the Term, Telenav shall provide a report to HERE that indicates the number of times during such month that any [*****] Application has accessed the HERE [*****] Data via the Telenav Server. Telenav shall report such instances of [*****] Application access as a separate line item in its License Fee Reports to HERE that are otherwise provided to HERE in accordance with TL 11 and TL14, but shall not provide any vehicle specific reporting with regard to the [*****] Applications. Subject to Client’s compliance with the conditions set forth herein, License Fees solely for the use and access of HERE [*****] Data by the [*****] Application shall be waived.

4.
Obligations Upon Termination. Upon termination or expiration of this [*****] Access Agreement No. 2, Telenav shall promptly remove the HERE [*****] Data from Telenav Servers and immediately terminate access to such HERE [*****] Data by the [*****] Applications.

HERE North America, LLC	Telenav, Inc.
By: /s/ Simon Anolick	By: /s/ Fuad Ahmad
Name: Simon Anolick	Name: Fuad Ahmad
Title: Director Legal Counsel	Title: CFO
Date: April 2, 2019	Date: 3/29/2019

HERE North America, LLC By: /s/ Greg Drescher
Name: Greg Drescher
Title: Senior Legal Counsel
Date: April 2, 2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
[*****] Access Agreement No. 2